SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934

         Date of Report                                January 30, 2001

                        Commission file number 33-4460-NY

                                TASTY FRIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Nevada                                          65-0159052
------------------------                          -------------------------
(State of Incorporation)                          (IRS Identification No.)

                          650 Sentry Parkway, Suite One
                               Blue Bell, PA 19422
                                  610/941-2109
         ---------------------------------------------------------------
         (Registrant's address, including zip code and telephone number)

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Item 4. Changes in Registrant's Certifying Accountant

a) On January 1, 2001 Larson Allen & Weishair & Co., LLP, ("Larson Allen"), Tasty Fries, Inc.'s ("Registrant") independent auditor for the previous year resigned in that capacity (a firm acquired by Larson Allen were the auditors for the prior two fiscal years). The resignation came about because the Larson Allen firm has acquired the accounting firm who were the principal accountants for the Registrant.

b) During fiscal years 2000, 1999 and 1998, respectively, and the subsequent interim period up to January 1, 2001, the date of resignation, there were no disagreements with Larson Allen (or its prior auditors) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. Further, Larson Allen's audit reports for fiscal year 2000 and its prior auditor's report for fiscal years 1999 and 1998 did not contain an adverse opinion, nor was any report modified as to uncertainty, audit, scope or accounting principals.

c) The registrant has requested that Larson Allen furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the Larson Allen letter to the Securities and Exchange Commission dated January 30, 2001 is filed as Exhibit 16.1 to this Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                        Tasty Fries, Inc.
                                                     ------------------------
                                                          (Registrant)

                                                     By: /s/ Edward C. Kelly
                                                        ---------------------
                                                           Edward C. Kelly
                                                              President

Date: January 30, 2001

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                                  EXHIBITS
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    16.1                                        Letter from Larson Allen &
                                                 Weishair Co., LLP